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                                                                       EXHIBIT E


                            DYNEGY-ILLINOVA MERGER
                           POST-MERGER ORGANIZATION

                                 "NEW DYNEGY"
                          (ILLINOIS HOLDING COMPANY)
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
DMT              OPEN RETAIL   LIQUID BUSINESS       FINANCIAL &    CHIEF ADMIN.        LEGAL        REGULATED       GENERATION
                 ALLIANCES &                         CORPORATE        OFFICER                         BUSINESS       OPERATIONS
                  ILLINOVA                                                                           (ILLINOIS
                   ENERGY                                                                              POWER)
                  PARTNERS
                                                                                                                       Illinova
Energy Trading                   Processing          Treasury       Human Resources     Regulatory    Transmission   Generation
                                                                                                                       (Utility)

Energy Marketing                 Marketing           Illinova       Public Relations    Legislative      Electric        ILN
 & Origination                    Assets             Insurance                                         Distribution   Generating

Commercial Asset                Development          Accounting       Strategic           Contract          Gas         Destec
 & Management                   (Gas Assets)                          Sourcing/         Administration  Distribution  Generating
                                                                     Purchasing

  Project                      Liquids Marketing      Corporate       Facilities                           Nuclear     N.A. Energy
Development                                          Development      Management                          Operations     Services
                                                                                                          (sale/shut       D.O.C.
                                                                                                            down)

 Strategy &                    Global Liquids         Investor        Financial                                          Project
  Planning                                           Relations        Planning/                                          Engineer
                                                                       Audit
International                                           IT

Process Redesign
 & Commercial
  Services
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